                      STATEMENT OF ADDITIONAL INFORMATION
                            Dated December 1, 2000

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                     HILLIARD-LYONS GOVERNMENT FUND, INC.

                             Hilliard Lyons Center
                          Louisville, Kentucky 40202
                                (502) 588-8400

  Hilliard-Lyons Government Fund, Inc. is an open-end, diversified management investment company. Its goal is to provide investors with liquidity and the highest possible level of current income consistent with the preservation of capital. The Fund seeks to achieve its goals by investing exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or in repurchase agreements collateralized by such securities, or in a combination of both.

  This Statement of Additional Information is not a prospectus. It contains information in addition to that set forth in the prospectus for the Fund dated December 1, 2000 and is to be read in conjunction with such prospectus (the "Prospectus"). A copy of the Prospectus may be obtained from the Fund at no cost from Hilliard-Lyons by calling toll free 1-800-444-1854.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
FUND HISTORY...............................................................   3
INVESTMENT OBJECTIVES AND POLICIES.........................................   3
 Investment Objectives.....................................................   3
 Investment Restrictions...................................................   3
 Change in Investment Policies.............................................   4
MANAGEMENT.................................................................   5
INVESTMENT ADVISORY AND OTHER SERVICES.....................................   6
 Investment Adviser........................................................   6
 Distributor...............................................................   8
 Custodian.................................................................   8
 Independent Auditors......................................................   8
PORTFOLIO TRANSACTIONS.....................................................   9
CODE OF ETHICS.............................................................   9
NET ASSET VALUE............................................................  10
REDEMPTION.................................................................  10
 Redemption by Telephone...................................................  11
 Redemption by Mail........................................................  12
 Redemption by Check.......................................................  12
 Redemption by Systematic Withdrawal Plan..................................  12
YIELD INFORMATION..........................................................  12
ADDITIONAL INFORMATION.....................................................  13
FINANCIAL STATEMENTS.......................................................  14
REPORT OF INDEPENDENT AUDITORS.............................................  19

                                 FUND HISTORY

  The Fund was incorporated under the laws of Maryland on June 5, 1980, and has an authorized capital consisting of 2,000,000,000 shares of common stock, $.01 par value per share. All shares have equal non-cumulative voting rights and equal rights with respect to dividends, distributions, redemptions and liquidation. The shares are fully paid and non-assessable when issued and have no preemptive, conversion or exchange rights.

                      INVESTMENT OBJECTIVES AND POLICIES

  The following information supplements the discussion under~ "Investment Objectives, Policies and Risks" in the Fund's prospectus.

Investment Objectives

  Some of the government agencies and instrumentalities which issue or guarantee securities in which the Fund may invest include the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Federal Farm Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Intermediate, Credit Banks, Federal Land Banks, Maritime Administration, Student Loan Marketing Association, The Tennessee Valley Authority and the International Bank for Reconstruction and Development.

Investment Restrictions

  The Fund may not purchase a security if, as a result: (a) more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, and repurchase agreements collateralized by such securities; (b) 10% or more of the outstanding securities of any class of any issuer would be held by the Fund (for this purpose, all indebtedness of an issuer is deemed to be of a single class), except securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, and repurchase agreements collateralized by such securities; (c) 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or to repurchase agreements collateralized by such securities, or to certificates of deposit or domestic bankers' acceptances;
(d) more than 5% of the value of the Fund's total assets would be invested in the securities (taken at cost) of issuers which, at the time of purchase, had been in operation less than three years, including predecessors and unconditional guarantors, except investments in obligations issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, and repurchase agreements collateralized by such securities.

  The Fund may not: (1) purchase any common stock or other equity securities, or securities convertible into equity securities; (2) purchase securities with legal or contractual restrictions on resale (except repurchase agreements) or securities which are otherwise not readily marketable; (3) purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (4) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; (5) purchase or sell commodities or commodity contracts; (6) purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (7) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; (8) make loans, although it may purchase money market securities and enter into repurchase agreements; (9) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market; (10) mortgage, pledge, hypothecate, or in any other manner transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings mentioned in (9) above, and then such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, taken at cost; provided, however, that as a matter of operating policy, the Fund will limit any such mortgaging, pledging or hypothecating to 10% of its net assets, taken at market; (11) underwrite securities issued by other persons; (12) purchase or retain the securities of any issuer if, to the knowledge of the Fund's management, those officers and directors of the Fund, and of its investment adviser, each of whom owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; (13) invest in companies for the purpose of exercising management or control; or (14) invest in puts, calls, straddles, spreads or any combination thereof. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Accordingly, the Fund will not purchase securities while borrowings are outstanding.

  All of these investment restrictions, except that described as an operating policy in (10), are fundamental policies and may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. Operating policies are subject to change by the Board of Directors without shareholder approval. However, the operating policy of investing exclusively in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities, which securities (except those covered by repurchase agreements) will mature in six months or less, may be changed by the Board of Directors only if 30 days written notice is forwarded to shareholders. Likewise, such notice must be given if the Fund is to change its policy of investing not more than 10% of its total assets in repurchase agreements maturing in more than seven business days.

Change in Investment Policies

  Should the yield differential between the securities in which the Fund invests and other high quality, short-term investments widen to in excess of 1 3/4%, management may recommend to the Fund's Board of Directors that it consider authorizing investments in securities other than those issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in repurchase agreements collateralized by such securities. The Board of Directors may, at its discretion, but only after 30 days written notice to the shareholders, authorize this change in investment policy, provided such investments are not prohibited by the Fund's investment restrictions or by applicable law. If such policy is changed (after 30 days written notice to shareholders) the Fund will only invest in the following: (i) short-term (maturing in one year or less) debt obligations which are payable in dollars, issued or guaranteed by the Federal government, Federal governmental agencies or instrumentalities, or certain banks, savings and loan associations, and corporations; (ii) certificates of deposit issued by domestic banks (but not foreign branches thereof) and savings and loan associations which have total assets in excess of $1 billion; (iii) bankers' acceptances or letters of credit guaranteed by U.S. commercial banks having total assets in excess of $1 billion; (iv) commercial paper which is rated A-2 or higher by Standard & Poor's Corporation ("Standard & Poor's") or rated P-2 or higher by Moody's Investors Service, Inc. ("Moody's") or, if not rated, will be issued by a corporation having an existing debt security rated AA or higher by Standard & Poor's or Aa or higher by Moody's; (v) other debt instruments (including bonds) issued by domestic corporations which either mature within one year or have been called for redemption by the issuer, with such redemption to be effective within one year, and which are rated AA or higher by Standard & Poor's or Aa or higher by Moody's; (vi) obligations issued by other entities, if the obligation is accompanied by a guarantee of principal and interest of a bank or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund; and (vii) repurchase agreements collateralized by any of the foregoing types of securities. Although securities underlying the repurchase agreements may have maturities longer than one year, no repurchase agreements will be entered into with a duration of more than seven business days, if as a result more than 10% of the Fund's total assets would be so invested. The Fund has no present plans to change its policy with regard to the types or maturities of the securities in which it invests, and the Fund's prospectus will be supplemented to give further information should the Fund's Board of Directors authorize such a change.

                                  MANAGEMENT

  Directors and officers of the Fund, together with information as to their principal occupations during the past five years and affiliations, if any, with Hilliard-Lyons, are set forth below.

                                   Position(s) Held          Principal Occupation(s)
   Name and Address      Age        With the Fund              During Past 5 Years
   ----------------      ---       ----------------          -----------------------
Donald F. Kohler*        69     Chairman of the Board     Retired, former Executive
 Hilliard Lyons Center                                     Vice President and
 Louisville, Kentucky                                      Director, J. J. B.
 40202                                                     Hilliard, W. L. Lyons, Inc.
J. Henning Hilliard+     84            Director           Retired, former Senior
 4506 River Road                                           Executive and Director, J.
 Louisville, Kentucky                                      J. B. Hilliard, W. L.
 40207                                                     Lyons, Inc.
J. Robert Shine+         76            Director           Chairman and Certified
 222 East Market Street                                    Public Accountant, Monroe
 New Albany, Indiana                                       Shine & Co., Inc.
 47150
Samuel G. Miller+        75            Director           Retired, former Chairman of
 402 Wynfield Close                                        Vineyard Village
 Court
 Louisville, Kentucky
 40206
Lindy B. Richardson+     54            Director           Retired, former Senior Vice
 406 Wynfield Close                                        President of Marketing &
 Court                                                     Public Affairs of
 Louisville, Kentucky                                      Columbia/HCA Healthcare
 40206                                                     Corporation
Joseph C. Curry, Jr.*    55           President           Senior Vice President, J. J.
 Hilliard Lyons Center                                     B. Hilliard, W. L. Lyons,
 Louisville, Kentucky                                      Inc.
 40202
Dianna P. Wengler*       40  Vice President and Treasurer Vice President, J. J. B.
 Hilliard Lyons Center                                     Hilliard, W. L. Lyons, Inc.
 Louisville, Kentucky
 40202
Penny L. Wellinghurst*   44           Secretary           Investment Advisory
 Hilliard Lyons Center                                     Department, J. J. B.
 Louisville, Kentucky                                      Hilliard, W. L. Lyons, Inc.
 40202

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*An "interested person", as defined by the Investment Company Act of 1940. +Member of Audit Committee.

  No compensation is paid by the Fund to officers of the Fund and directors who are affiliated with Hilliard-Lyons. The Fund pays each unaffiliated director an annual retainer of $5,000, a fee of $1,000 for each meeting of the Board of Directors and of the Audit Committee attended and all expenses the directors incur in attending meetings. For the year ended August 31, 2000, unaffiliated directors received, in the aggregate, $26,385 from the Fund, excluding reimbursed expenses.

  The Fund's officers and directors together own less than 1% of its outstanding shares.

  The following table sets forth the aggregate compensation paid by the Fund to the Directors of the Fund for the fiscal year ended August 31, 2000.

                                         PENSION OR    ESTIMATED
                                         RETIREMENT      ANNUAL   TOTAL COMPENSATION
                          AGGREGATE       BENEFITS      BENEFITS  FROM FUND AND FUND
                         COMPENSATION ACCRUED AS PART     UPON     COMPLEX PAID TO
                          FROM FUND   OF FUND EXPENSES RETIREMENT     DIRECTORS
     NAME OF PERSON      ------------ ---------------- ---------- ------------------
Donald F. Kohler(1).....    $    0            0             0           $    0

J. Henning Hilliard.....    $7,750            0             0           $7,750

Samuel J. Miller........    $7,750            0             0           $7,750

J. Robert Shine.........    $7,750            0             0           $7,750

Lindy B. Richardson(2)..    $3,135            0             0           $3,135

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(1) Directors who are "interested" do not receive compensation from the Fund.
(2) Appointed to the Fund following the end of the fiscal year ended August 31, 1999.

                    INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

  Hilliard-Lyons has been retained by the Fund as its investment adviser under an Investment Advisory Agreement (the "Agreement") dated December 1, 1998.

  The Agreement was approved by the Board of Directors, including a majority of the directors who are not interested persons of Hilliard-Lyons on September 17, 1998 and by the shareholders of the Fund on November 23, 1998. The Agreement was reapproved for one year on October 4, 2000, by the Board of Directors, including a majority of the directors who are not interested persons of Hilliard-Lyons. The Agreement will continue in effect from year to year, provided that such continuance is approved at least annually (a) by a majority of the Fund's directors who are not interested persons of Hilliard-Lyons and (b) by either the Fund's Board of Directors of by the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940).

  The Agreement may be terminated by Hilliard-Lyons at any time without penalty upon giving the Fund 60 days' written notice and may be terminated by the Fund at any time without penalty upon giving Hilliard-Lyons 60 days' written notice, provided that such termination by the Fund is directed or approved by the vote of a majority of the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940). The Agreement will automatically terminate in the event of its assignment.

  The Agreement requires Hilliard-Lyons at its own expense to furnish office space to the Fund and all necessary office facilities, equipment, and personnel for managing the assets of the Fund. Hilliard-Lyons pays all other expenses incurred by it in connection with managing the assets of the Fund, including, but not limited to, the cost and expense of research, analysis and supervision of the investment portfolio. Hilliard-Lyons pays the expense of determining the daily price of shares of the Fund and the related bookkeeping expenses (other than for such services as are provided by the Fund's Custodian) and one-half of the fees of any trade association of which the Fund may be a member. Hilliard-Lyons paid all costs and expenses incurred in connection with the Fund's organization, the initial registration for offer and sale of the Fund's shares under the Securities Act of 1933 and under applicable state securities laws and the initial registration of the Fund under the Investment Company Act of 1940, including legal, accounting and printing expenses.

  Under the Agreement, the Fund pays all charges of depositories, custodians, and other agencies for the safekeeping and servicing of its cash, securities, and other property, and of its transfer, shareholder record- keeping, dividend disbursing, and redemption agents. The Fund pays all charges of legal counsel and of independent auditors, other than those described in the preceding paragraph. The Fund is responsible for all interest expense. The expense of notices, proxy solicitation material, reports to its shareholders and of all prospectuses furnished from time to time to existing shareholders or used for regulatory purposes are the Fund's responsibility. The Fund pays for any bond and insurance coverage required by law, all brokers' commissions and other normal charges incident to the purchase and sale of portfolio securities. The Fund pays all taxes and corporate fees payable to Federal, state, or other governmental agencies and all stamp or other transfer taxes. The Fund bears all expenses of complying with Federal, state, and other laws regulating the issue or sale of shares except for those expenses that were attributable to initial Federal and state securities law compliance and those deemed to be sales or promotional expenses. The Fund also bears one-half of the fees of any trade association of which the Fund may be a member and all of the Fund's extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings and claims and expenses incurred in connection with the legal obligation of the Fund to indemnify its directors, employees, shareholders and agents with respect to any claims or litigation. In general, the Fund bears all expenses incidental to its operations not assumed by Hilliard-Lyons, with the exception of sales and promotional expenses which are borne by Hilliard-Lyons.

  For the services Hilliard-Lyons renders and facilities it furnishes pursuant to the Agreement, the Fund has agreed to pay Hilliard-Lyons an annual advisory fee of 1/2 of 1% of the first $200 million of average daily net assets, 3/8 of 1% of the next $100 million of average daily net assets, and 1/4 of 1% of average daily net assets in excess of $300 million. The fee accrues daily and is paid monthly. For the fiscal years ended August 31, 1998, 1999 and 2000, Hilliard-Lyons earned advisory fees, based on the formula described above, totalling $2,550,536, $3,309,576 and $3,804,254, respectively.

  Hilliard-Lyons has agreed to reimburse the Fund if total operating expenses of the Fund, excluding taxes, interest and extraordinary expenses, exceed on an annual basis 1 1/2% of the first $30,000,000 of average daily net assets and 1% of average daily net assets over $30,000,000. Hilliard-Lyons reimburses the Fund for such excess expenses monthly as an offset against any amounts receivable from the Fund. All such reimbursements and offsets are subject to adjustments as of the end of each fiscal year. There were no reimbursements necessary in the fiscal years ended August 31, 1998, 1999, or 2000.

  The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, Hilliard-Lyons is not liable for any act or omission in the course of or in connection with its rendering of services thereunder. Hilliard-Lyons has reserved the right to grant its name to other mutual funds and if the Agreement is terminated to withdraw its consent to the continuing use of its name by the Fund.

  Mr. Donald F. Kohler, Chairman of the Board of Directors of the Fund, is a former Executive Vice President and a Director of Hilliard-Lyons. Mr. Joseph
C. Curry, Jr., President of the Fund, is a Senior Vice President of Hilliard-Lyons. Ms. Dianna P. Wengler, Vice-President and Treasurer of the Fund, is a Vice-President of Hilliard-Lyons. Ms. Penny Wellinghurst, Secretary of the Fund, is an employee of Hilliard-Lyons.

  The senior officers and directors of Hilliard-Lyons are: James W. Stuckert, Chairman and Chief Executive Officer; James R. Allen, Executive Vice President and Director; E. Neal Cory II, Executive Vice President and Director; James M. Rogers, Executive Vice President, Chief Operating Officer, and Director; Ralph
S. Michael III, Director, Chief Executive Officer--Corporate Banking PNC, Executive Vice President--PNC Financial Services Group, Inc.; Thomas K. Whitford, Director, Chief Executive Officer--PNC Advisors, Executive Vice President--PNC Financial Services Group Inc.; Paul J. Moretti, Senior Vice President and Chief Financial Officer, and Kenneth L. Wagner, Senior Vice President and Secretary.

  The directors and officers of Hilliard-Lyons, including the aforementioned officers and directors of the Fund, may be deemed to control Hilliard-Lyons by reason of their position with Hilliard-Lyons.

Distributor

  The Fund entered into a Distribution Agreement dated as of April 30, 2000 (the "Distribution Agreement") with Hilliard-Lyons (the "Distributor"). The terms of the Distribution Agreement were approved on April 27, 2000, by unanimous written action of the Board of Directors of the Fund, including a majority of the directors of the Fund who are not "interested persons" (as such term is defined in the Investment Company Act of 1940) or any party thereto. Pursuant to the terms of the Distribution Agreement, the Distributor serves as the principal underwriter and distributor of the Fund's shares. There is no fee payable by the Fund pursuant to the Distribution Agreement. The agreement also provides that Hilliard-Lyons bears the cost of all sales and promotional expenses, including the expenses of printing all sales literature and prospectuses, other than those utilized for regulatory purposes and those furnished from time to time to existing shareholders of the Fund. The continuance of the Distribution Agreement must be approved by a majority of the Fund's Board of Directors including a majority of the directors, who are not "interested persons". The Agreement will terminate automatically if assigned by either party thereto and is terminable upon 60 days written notice by the Fund and/or the Distributor.

Custodian

  State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1912, Boston, Massachusetts 02105, is the Fund's custodian. As such, it is responsible for maintaining books and records with respect to the Fund's portfolio transactions and holds the Fund's portfolio securities and cash pursuant to a Custodian Agreement with the Fund. It also maintains the Fund's accounting and portfolio transaction records and computes the Fund's net asset value, net income and dividends daily. State Street Bank and Trust Company may, for settlement purposes, enter into sub-custodian agreements with other banks.

Independent Auditors

  Ernst & Young LLP, 400 West Market Street, Louisville, Kentucky 40202, have been selected as independent auditors of the Fund, and such firm also prepares the Fund's Federal income tax returns.

                            PORTFOLIO TRANSACTIONS

  Hilliard-Lyons, as investment adviser, places orders for all purchases and sales of portfolio securities. As a consequence of its investment policies and restrictions, the Fund does not generally purchase securities for which a brokerage commission is paid, but purchases securities from dealers at current market prices, or directly from the issuer. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include a dealer's mark-up.

  Although the Fund does not seek but may nonetheless make profits through short-term trading, Hilliard-Lyons may, on behalf of the Fund, dispose of any portfolio security prior to its maturity if it believes such disposition advisable. The Fund's policy of generally investing in securities with maturities of six months or less results in high portfolio turnover.

  Portfolio securities are not purchased from or through or sold to or through Hilliard-Lyons or any affiliated person (as defined in the Investment Company Act of 1940) of Hilliard-Lyons when Hilliard-Lyons is acting as principal. Hilliard-Lyons is a frequent dealer in U.S. Treasury and U.S. agency securities. In addition, the Fund does not purchase securities during the existence of any underwriting or selling group related thereto of which Hilliard-Lyons is a member. As a result, substantially all of the Fund's purchases of Federal agency securities are made in the secondary market. Such limitation, in the opinion of the Fund, does not affect the Fund's ability to pursue its investment objectives. However, under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other funds with similar investment objectives but not subject to such limitation.

  No affiliated person of the Fund, including Hilliard-Lyons, may serve as a dealer in connection with transactions with the Fund. However, affiliated persons of the Fund may serve as its broker in any transactions conducted on an agency basis.

  The Adviser's overriding objective in placing orders for the purchase and sale of the Fund's portfolio securities with a particular bank, dealer or broker is to seek to obtain the best combination of price and execution. The best net price, giving effect to transaction and other costs, is normally an important factor in this decision, but a number of other judgmental considerations also enter into the decision. These considerations include, but are not limited to: (1) trading and operational capability; (2) financial condition and stability; and (3) reliability and integrity. Accordingly, the Fund may not necessarily be paying the lowest spread or commission available. When more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction, Hilliard-Lyons may select a broker or dealer primarily on the basis of its ability to furnish research, statistical or similar services to Hilliard-Lyons. Since such information and services will be only supplementary to Hilliard-Lyons' own research efforts, the receipt of research information is not expected to significantly reduce Hilliard-Lyons' expenses. Research information furnished by brokers or dealers may be useful to Hilliard-Lyons in serving other clients, as well as the Fund. Conversely, the Fund may benefit from research information obtained by Hilliard-Lyons from the placement of portfolio transactions of other clients.

                                CODE OF ETHICS

  Pursuant to Rule 17j-1(b)(1) of the Investment Company Act of 1990, the Fund has adopted a Code of Ethics (the "Code") that governs the conduct of directors and officers who may have access to information about the Fund's securities transactions. The Code recognizes that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of their own interests. Under the Code, officers and directors may purchase or sell directly or indirectly, securities held or to be acquired by the Fund.

                                NET ASSET VALUE

  As stated in the Fund's prospectus, net asset value ("NAV") per share as of a given date is calculated by adding the value of all securities in the portfolio and other assets of the Fund, subtracting liabilities and dividing by the number of shares outstanding. Expenses, including the fees payable to Hilliard-Lyons, are accrued daily.

  Portfolio securities are valued by use of the amortized cost method of valuation. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses other methods to determine the fair market value of its portfolio securities.

  The relationship between the amortized cost value per share and the NAV per share based upon available indications of market value is monitored. The Board of Directors will decide what, if any, steps should be taken if there is a difference of more than 1/2 of 1% between the two. The Board of Directors will take any steps they consider appropriate to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

  In connection with its attempt to maintain its NAV per share of $1.00, the Fund has received an order of exemption from the Securities and Exchange Commission permitting the Fund to round its NAV per share to the nearest one cent. In connection with the order of exemption, the Fund has agreed: (i) that its Board of Directors will undertake to assure, to the extent reasonably practicable, taking into account current market conditions affecting its investment objectives, that the Fund's price per share, rounded to the nearest one cent, will not deviate from $1.00; (ii) that it will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable price per share and not, in any event, in excess of 90 days; and (iii) that its purchases of portfolio securities will be limited to those United States dollar denominated instruments which its Board of Directors determines present minimal credit risks and which are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by its Board of Directors.

                                  REDEMPTION

  The redemption price will be the NAV per share of the Fund next determined after receipt by the Custodian of a redemption request in proper form or, with respect to redemption by telephone, at the NAV per share next determined after receipt of a redemption request by Hilliard-Lyons.

  In no event will payment be delayed more than seven days, except payment may be delayed (generally not in excess of 15 days) if the check in payment of all or a portion of the shares being redeemed has not cleared at the time the redemption request is received. The Fund may suspend the right of redemption or delay payment more than seven days during any period when the New York Stock Exchange is closed (other than customary weekend or holiday closings), when trading in the markets customarily utilized by the Fund is restricted or when an emergency exists so that disposal of investments or determination of net asset value is not reasonably practicable, or for such other period as the Securities and Exchange Commission by order may permit for protection of shareholders.

  Although the Fund will attempt to maintain a consistent share price of $1.00, it is possible that the value of the shares upon redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption.

  The Board of Directors has authorize redemption of all of the shares in any account which does not maintain a total investment value of more than $1.00.

Redemption by Telephone

  The following information regarding redemption by telephone is for shareholders with Hilliard-Lyons' accounts. If your account was established through PNC Brokerage, please contact your PNC broker for information regarding redemption by telephone.

  Depending upon what was specified in the shareholder's application, the proceeds of a telephone redemption will be wired either to the shareholder's account at Hilliard-Lyons or to the shareholder's bank account. Shareholders desiring to utilize the redemption by telephone procedure should so indicate on their Fund application. Further documentation may be required from corporations, fiduciaries and institutional investors. If a shareholder should desire the Fund to wire the proceeds of any telephone redemption request directly to the shareholder's bank and he has not so indicated on his Fund application, the shareholder will be required to furnish to the Fund, in advance of or concurrently with the request, a new Fund application identifying the bank and indicating the shareholder's account number. The signature(s) on any such instructions must be guaranteed by a member firm of the New York Stock Exchange or by a commercial bank or trust company (not a savings bank) which is a member of the Federal Deposit Insurance Corporation. Notaries Public are not acceptable guarantors. There will be a $10.00 charge for each wiring of proceeds over $5,000 and a $25.00 charge for each wiring of proceeds under $5,000, of redeemed shares if wired otherwise than to a shareholder's account at Hilliard-Lyons. This charge will be deducted from the proceeds to be wired and will be paid to Hilliard-Lyons to cover the administrative expenses of processing the redemption.

  Funds will normally be transmitted on the business day on which the redemption becomes effective and credited to the shareholder's Hilliard-Lyons account on the same day. If a shareholder so desires, a check representing the proceeds of such redemption will be available to the shareholder at Hilliard-Lyons after such proceeds have been credited to the shareholder's Hilliard-Lyons account. Alternatively, and normally no later than the next business day, Hilliard-Lyons will mail a check representing such proceeds to the shareholder if so instructed.

  The Fund and Hilliard-Lyons reserve the right to reject a telephone request and the Fund, at its option, may limit the frequency or amount of such redemptions. The Fund in its discretion may honor telephonic withdrawal requests in amounts less than $100.

Redemption by Mail

  When redeeming shares by mail, notaries Public are not acceptable guarantors. A shareholder should also include any documents required by special situations. Shareholders may request that proceeds from the redemption of shares be wired to their brokerage account at Hilliard-Lyons. Normally, payment will be made by check mailed within one business day after receipt of a redemption request in proper form.

Redemption by Check

  When redeeming shares by check, shareholders will be subject to all applicable Bank rules and regulations including the right of the Bank not to honor checks in amounts exceeding the value of the account at the time the check is presented for payment. The Fund and the Bank each reserve the right to modify or terminate this service at any time after giving notice to the shareholders. If a shareholder wishes to use this method of redemption this should be indicated on the shareholder's Fund application. Checks should not be used to close a shareholder's account since the amount in the account, including accrued dividends, may not equal the amount of the check. Shareholders will receive their canceled checks for record keeping purposes monthly.

Redemption by Systematic Withdrawal Plan

  Dividend distributions on shares held under the Withdrawal Plan are reinvested in additional full and fractional shares of the Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Withdrawal Plan may be terminated by any time. Withdrawal payments should not be considered to be dividends or income. If periodic withdrawals continuously exceed reinvested dividend distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. Shareholders should consult their tax adviser regarding the tax consequences of participating in the Withdrawal Plan.

                               YIELD INFORMATION

  The Fund's yield is its current net investment income expressed in annualized terms. Yield is computed by dividing the Fund's average per share net investment income for a current period (for example, seven calendar days) by the Fund's average per share NAV for the same period and annualizing the result on a 365-day basis. The Fund's net investment income changes in response to fluctuations in interest rates and in the expenses of the Fund. Any given yield quotation should not be considered as representative of what the Fund's yield may be for any specified period in the future. Because the yield will fluctuate, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolios, the method used by each fund to compute the yield (which may differ) and whether there are any special account charges which may reduce the effective yield.

  The following is an example of the yield calculation. The yield shown represents the average annualized net investment income per share for the seven calendar days ended August 31, 2000.

      Total dividends per share from net investment income (seven days ended August 31, 2000)................................... $ .00117
      Annualized (365 day basis)..................................... $ .06117
      Average NAV per share.......................................... $1.00
      Annualized net yield per share for seven calendar days ended
       August 31, 2000...............................................  6.12%

                            ADDITIONAL INFORMATION

  The prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C. and is also available online at the SEC's website (http://www.sec.gov). For more information, please call the SEC at
(800)-SEC-0330. You can also request these materials by writing the Public Reference Section of the SEC, Washington, DC 20549-6009, and paying a duplication fee.

  Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                August 31, 2000

  Principal                             Purchase Maturity
   Amount                                Yield     Date      Value
 -----------                            -------- -------- -----------
             U.S. GOVERNMENT AGENCY OBLIGATIONS--100.3%
 $15,000,000 Federal Home Loan Bank      6.629%  09/01/00 $15,000,000
  15,000,000 Federal Home Loan Bank      6.386   09/01/00  15,000,000
   9,690,000 Federal Home Loan Bank      6.620   09/01/00   9,690,000
  24,000,000 Federal Home Loan Bank      6.639   09/05/00  23,982,880
  20,000,000 Federal Home Loan Bank      6.635   09/06/00  19,982,167
  14,796,000 Federal Home Loan Bank      6.617   09/07/00  14,780,218
  10,166,000 Federal Home Loan Bank      6.419   09/08/00  10,153,863
  12,000,000 Federal Home Loan Bank      6.656   09/08/00  11,984,973
  27,000,000 Federal Home Loan Bank      6.600   09/11/00  26,952,150
  15,000,000 Federal Home Loan Bank      6.620   09/12/00  14,970,667
  18,000,000 Federal Home Loan Bank      6.656   09/13/00  17,961,360
   9,000,000 Federal Home Loan Bank      6.633   09/13/00   8,980,680
  17,000,000 Federal Home Loan Bank      6.748   09/14/00  16,960,097
  15,000,000 Federal Home Loan Bank      6.666   09/15/00  14,962,375
  15,000,000 Federal Home Loan Bank      6.680   09/15/00  14,962,258
  14,000,000 Federal Home Loan Bank      6.752   09/18/00  13,957,028
  30,000,000 Federal Home Loan Bank      6.633   09/19/00  29,903,850
  16,000,000 Federal Home Loan Bank      6.677   09/20/00  15,945,449
  12,000,000 Federal Home Loan Bank      6.688   09/20/00  11,958,960
  15,000,000 Federal Home Loan Bank      6.612   09/21/00  14,946,750
  25,000,000 Federal Home Loan Bank      6.687   09/22/00  24,905,646
  25,000,000 Federal Home Loan Bank      6.622   09/25/00  24,893,333
  25,000,000 Federal Farm Credit Bank    6.547   09/26/00  24,889,410
  30,000,000 Federal Home Loan Bank      6.713   09/27/00  29,859,275
  17,000,000 Federal Farm Credit Bank    6.540   09/28/00  16,919,038
  18,000,000 Federal Home Loan Bank      6.656   09/29/00  17,909,840
  15,000,000 Federal Farm Credit Bank    6.573   10/02/00  14,917,592
  22,000,000 Federal Farm Credit Bank    6.564   10/03/00  21,875,236
  18,000,000 Federal Home Loan Bank      6.621   10/04/00  17,894,565
  23,000,000 Federal Home Loan Bank      6.610   10/06/00  22,856,889
  10,000,000 Federal Farm Credit Bank    6.694   10/10/00   9,930,017
  28,000,000 Federal Home Loan Bank      6.603   10/11/00  27,801,200
  18,000,000 Federal Farm Credit Bank    6.578   10/12/00  17,869,210
  20,000,000 Federal Home Loan Bank      6.614   10/13/00  19,850,667
  24,000,000 Federal Home Loan Bank      6.518   10/16/00  23,809,800
  13,000,000 Federal Farm Credit Bank    6.534   10/17/00  12,894,519
  34,000,000 Federal Home Loan Bank      6.645   10/18/00  33,714,579
  10,000,000 Federal Farm Credit Bank    6.531   10/19/00   9,915,200
  24,000,000 Federal Home Loan Bank      6.635   10/20/00  23,790,280
  18,000,000 Federal Home Loan Bank      6.582   10/23/00  17,834,380
  18,000,000 Federal Home Loan Bank      6.613   10/25/00  17,827,470
  25,000,000 Federal Home Loan Bank      6.852   10/27/00  24,745,667
  29,000,000 Federal Farm Credit Bank    6.560   10/30/00  28,696,773
  19,000,000 Federal Home Loan Bank      6.650   11/01/00  18,792,829
  27,000,000 Federal Home Loan Bank      6.739   11/02/00  26,698,913

                       See notes to financial statements.

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                August 31, 2000

  Principal                             Purchase Maturity
   Amount                                Yield     Date       Value
 -----------                            -------- -------- --------------
 $20,000,000 Federal Home Loan Bank      6.614%  11/03/00 $   19,776,000
  24,000,000 Federal Home Loan Bank      6.716   11/06/00     23,716,200
  18,000,000 Federal Farm Credit Bank    6.567   11/07/00     17,786,605
  25,000,000 Federal Home Loan Bank      6.582   11/08/00     24,699,194
  18,000,000 Federal Home Loan Bank      6.582   11/10/00     17,777,050
  22,000,000 Federal Farm Credit Bank    6.583   11/13/00     21,714,935
  20,000,000 Federal Home Loan Bank      6.603   11/15/00     19,733,750
  21,000,000 Federal Farm Credit Bank    6.578   11/16/00     20,717,153
  16,000,000 Federal Home Loan Bank      6.603   11/17/00     15,781,320
  30,000,000 Federal Home Loan Bank      6.712   11/20/00     29,570,667
  15,000,000 Federal Home Loan Bank      6.557   11/21/00     14,786,025
  24,000,000 Federal Home Loan Bank      6.603   11/22/00     23,650,680
  29,000,000 Federal Home Loan Bank      6.582   11/24/00     28,568,963
  16,000,000 Federal Farm Credit Bank    6.586   11/28/00     15,751,644
  23,000,000 Federal Home Loan Bank      6.624   11/29/00     22,635,520
  15,000,000 Federal Farm Credit Bank    6.587   12/04/00     14,750,900
  12,000,000 Federal Farm Credit Bank    6.656   12/08/00     11,791,260
  20,000,000 Federal Home Loan Bank      6.632   12/11/00     19,643,694
  10,000,000 Federal Home Loan Bank      6.668   12/12/00      9,818,950
  11,000,000 Federal Home Loan Bank      6.690   12/12/00     10,800,533
  10,000,000 Federal Home Loan Bank      6.699   01/02/01      9,782,017
   8,000,000 Federal Home Loan Bank      6.735   01/03/01      7,822,542
  10,000,000 Federal Home Loan Bank      6.798   01/03/01      9,777,144
  24,415,000 Federal Home Loan Bank      6.737   01/05/01     23,864,686
  20,000,000 Federal Home Loan Bank      6.674   01/12/01     19,527,850
  15,000,000 Federal Home Loan Bank      6.666   01/16/01     14,635,808
  26,000,000 Federal Home Loan Bank      6.709   01/24/01     25,329,778
  23,000,000 Federal Home Loan Bank      6.749   01/26/01     22,396,115
                                                          --------------
             TOTAL U.S. GOVERNMENT AGENCY
             OBLIGATIONS
             (amortized cost--$1,370,735,036)              1,370,735,036
                                                          --------------
             TOTAL INVESTMENTS (100.3%) (cost--
             $1,370,735,036*)                             $1,370,735,036
                                                          ==============

*Also represents cost for federal income tax purposes.
The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

                       See notes to financial statements.

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                August 31, 2000

ASSETS
 Investments in money market instruments, at value:
  United States Government Agency Obligations, at value
   (amortized cost--$1,370,735,036).............................  $1,370,735,036
                                                                  --------------
   Total Investments............................................   1,370,735,036
 Cash...........................................................           2,961
 Prepaid expenses...............................................           5,027
                                                                  --------------
   TOTAL ASSETS.................................................   1,370,743,024
                                                                  --------------
LIABILITIES
 Dividends payable..............................................       3,685,797
 Due to J.J.B. Hilliard, W.L. Lyons, Inc.--Note B...............         343,600
 Miscellaneous accrued expenses.................................         291,503
                                                                  --------------
   TOTAL LIABILITIES............................................       4,320,900
                                                                  --------------
 NET ASSETS (equivalent to $1.00 per share; 1,500,000,000 shares authorized and 1,366,422,124 shares issued and outstanding)--
  Note C........................................................  $1,366,422,124
                                                                  ==============

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                            STATEMENT OF OPERATIONS
                       For the year ended August 31, 2000

INVESTMENT INCOME
 Interest income................................................  $   74,648,995
EXPENSES
 Investment Advisory fee--Note B................................       3,804,254
 Shareholder servicing fees--Note B.............................       1,608,934
 Transfer agent fees............................................          94,066
 Custodian fees.................................................         213,390
 Printing and other expenses....................................         156,477
 Filing fees....................................................         127,700
 Insurance expense..............................................          30,467
 Legal and audit fees...........................................          71,880
 Directors' fees................................................          26,930
                                                                  --------------
  Total expenses................................................       6,134,098
                                                                  --------------
  Net investment income.........................................      68,514,897
                                                                  --------------
  Net increase in net assets resulting from operations..........  $   68,514,897
                                                                  ==============

                       See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENT OF CHANGES IN NET ASSETS



                                                 For the year ended August 31,
                                                 ------------------------------
                                                      2000            1999
INCREASE IN NET ASSETS:                          --------------  --------------
FROM OPERATIONS
 Net investment income.......................... $   68,514,897  $   48,811,417
                                                 --------------  --------------
  Net increase in net assets resulting from
   operations...................................     68,514,897      48,811,417
 Dividends to shareholders ($.053838 and
  $.045545 per share, respectively).............  (  68,514,897)   ( 48,811,417)
                                                 --------------  --------------
 Undistributed net investment income............              0               0
                                                 --------------  --------------
FROM CAPITAL SHARE TRANSACTIONS
 Net capital share transactions (at $1.00 per
  share)--Note C................................    257,605,168     163,851,133
NET ASSETS
 Beginning of year..............................  1,108,816,956     944,965,823
                                                 --------------  --------------
 End of year.................................... $1,366,422,124  $1,108,816,956
                                                 ==============  ==============

                             FINANCIAL HIGHLIGHTS

  The following table includes selected data for a share of capital stock outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                   For the year ended August 31,
                          ----------------------------------------------------
                             2000        1999       1998      1997      1996
                          ----------  ----------  --------  --------  --------
Net asset value,
 beginning of year.......      $1.00       $1.00     $1.00     $1.00     $1.00
                          ----------  ----------  --------  --------  --------
Net investment income....        .05         .05       .05       .05       .05
                          ----------  ----------  --------  --------  --------
 Total from investment
  operations.............        .05         .05       .05       .05       .05
Less distributions:
 Dividend distributions..       (.05)       (.05)     (.05)     (.05)     (.05)
                          ----------  ----------  --------  --------  --------
 Total distributions.....       (.05)       (.05)     (.05)     (.05)     (.05)
                          ----------  ----------  --------  --------  --------
Net asset value, end of
 year....................      $1.00       $1.00     $1.00     $1.00     $1.00
                          ==========  ==========  ========  ========  ========
Number of shares
 outstanding (000's
 omitted)................  1,366,422   1,108,817   944,966   587,080   427,494
Total investment return..       5.52%       4.65%     5.11%     4.96%     4.96%
SIGNIFICANT RATIOS AND
 SUPPLEMENTAL DATA
 Net assets, end of year
  (000's omitted)........ $1,366,422  $1,108,817  $944,966  $587,080  $427,494
 Operating expenses to
  average net assets.....        .48%        .46%      .51%      .57%      .61%
 Net investment income to
  average net assets.....       5.41%       4.55%     4.99%     4.86%     4.84%

                      See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                AUGUST 31, 2000
NOTE A--ACCOUNTING POLICIES

Hilliard-Lyons Government Fund, Inc. (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: The Fund employs the amortized cost method of security valuation for U.S. Government securities which, in the opinion of the Board of Directors, represents fair value of the particular security. The Board monitors deviations between net asset value per share as determined by using available market quotations and the amortized cost method of security valuation. If the deviation in the aggregate is significant, the Board considers what action, if any, should be initiated to provide fair valuation.

The Fund values repurchase agreements at cost and accrues interest into interest receivable. Normally, repurchase agreements are not subject to trading. Repurchase agreements are fully collateralized by U.S. Treasury and U.S. Government Agency obligations valued at bid prices plus accrued interest. U.S. Treasury and U.S. Government Agency obligations pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements provide that the market value of the collateral plus accrued interest on the collateral is greater than or equal to the repurchase price plus accrued interest at all times. In the event of default or bankruptcy by the other party to the agreements, the Fund maintains the right to sell the underlying securities at market value; however, realization and/or retention of the collateral may be subject to legal proceedings.

Federal Income Taxes: It is the policy of the Fund to continue to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability.

Dividends to Shareholders: The net investment income of the Fund is determined on each business day and is declared as a dividend payable to shareholders of record immediately prior to the time of determination of net asset value on each such day. Dividends declared since the preceding dividend payment date are distributed monthly.

The Fund's net investment income for dividend purposes includes accrued interest and accretion of original issue and market discounts earned and amortization of premiums, plus or minus any net realized gain or loss on portfolio securities, if any, occurring since the previous dividend declaration, less the accrued expenses of the Fund for such period.

Investment Transactions: Investment transactions are accounted for on the date the securities are bought or sold. Net realized gains and losses on sales of investments, if any, are determined on the basis of identified cost.

The Fund may enter into repurchase agreements with financial institutions, deemed to be credit worthy by J.J.B. Hilliard, W.L. Lyons, Inc. (the "Adviser"), subject to the seller's agreement to repurchase and the Fund's agreement to sell such security at a mutually agreed upon date and price.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B--INVESTMENT ADVISORY FEES & OTHER TRANSACTIONS WITH AFFILIATES

Under the investment advisory agreement, the Adviser supervises investment operations of the Fund and the composition of its portfolio, and furnishes advice and recommendations with respect to investments and the purchase and sale of securities in accordance with the Fund's investment objectives, policies and restrictions; subject, however, to the general supervision and control of the Fund's Board of Directors. For the services the Adviser renders, the Fund has agreed to pay the Adviser an annual advisory fee of 1/2 of 1% of the first $200 million of average daily net assets, 3/8 of 1% of the next $100 million of average daily net assets, and 1/4 of 1% of the average daily net assets in excess of $300 million. Such fee is accrued daily and paid monthly. The Adviser has agreed to reimburse the Fund if total operating expenses of the Fund, excluding taxes, interest and extraordinary expenses (as defined), exceed on an annual basis 1 1/2% of the first $30 million of average daily net assets and 1% of average daily net assets over $30 million. There was no reimbursement required for the year ended August 31, 2000.

The Fund contracted with the Adviser to provide shareholder accounting services. The Adviser is paid a fee of $1.00 per open account each month.

No compensation is paid by the Fund to officers of the Fund and Directors who are affiliated with the Adviser. The Fund pays each unaffiliated director an annual retainer of $5,000, a fee of $1,000 for each Board of Directors or committee meeting attended, and all expenses the Directors incur in attending meetings.

NOTE C--CAPITAL STOCK

The Fund was incorporated in June 1980 under the laws of the state of Maryland. At August 31, 2000, there were 1,500,000,000 shares of $.01 par value Common Stock authorized, and capital paid in aggregated $1,352,757,903. Transactions in Fund shares at $1.00 per share were as follows:

                                                For the year ended August 31,
                                                ------------------------------
                                                     2000            1999
                                                --------------  --------------
Shares sold....................................  5,027,027,063   3,681,335,182
Shares issued to shareholders in reinvestment
 of dividends..................................     65,686,096      47,633,042
                                                --------------  --------------
                                                 5,092,713,159   3,728,968,224
Less shares repurchased........................ (4,835,107,991) (3,565,117,091)
                                                --------------  --------------
Net increase in capital shares.................    257,605,168     163,851,133
                                                ==============  ==============

                         Report of Independent Auditors

The Board of Directors and Shareholders
Hilliard-Lyons Government Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Hilliard-Lyons Government Fund, Inc. (the Fund) as of August 31, 2000, and the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                       [SIGNATURE LOGO FOR ERNST & YOUNG]

September 26, 2000
Louisville, Kentucky

                           PART C: OTHER INFORMATION

ITEM 23. EXHIBITS


  (A) EXHIBITS

      (1) Restated Articles of Incorporation of Registrant.*

    (1.1) Articles Supplementary to Articles of Incorporation.*

    (1.2) Articles Supplementary to Articles of Incorporation.

      (2) Amended By-Laws of Registrant.*

      (3) Not applicable.

      (4) Form of Investment Advisory Agreement between Registrant and J.J.B. Hilliard, W.L. Lyons, Inc.*

      (5) Form of Distribution Agreement between Registrant and J.J.B. Hilliard, W.L. Lyons, Inc.

      (6) Not applicable.

      (7) Form of Custodian Agreement between Registrant and State Street Bank and Trust Company.*

      (8) Form of Transfer Agent's Agreement between Registrant and State Street Bank and Trust Company.*

      (9) Consent of Ernst & Young LLP, independent auditors.

     (10) Not applicable.


     (11) Not applicable.

     (12) Not applicable.

     (13) Not applicable.

     (14) Not applicable.

     (15) Code of Ethics

    (19) Consent of Frost Brown Todd LLC.

    (20) Power of Attorney executed by Lindy B. Richardson

    -----------
    * Previously filed

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  None.

ITEM 25. INDEMNIFICATION

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  Pursuant to the Distribution Agreement, between the Fund and J.J.B. Hillard, W.L. Lyons, Inc. (the "Distributor"), the Fund is required to indemnify and hold harmless the Distributor and each person, if any, who controls the Distributor against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any person acquiring any shares of the Fund, which may be based upon the Securities Act of 1933, or on any other statute or at common law, on the ground that the Fund's Registration Statement or related Prospectus and Statement of Additional Information, as from time to time amended and supplemented, or an annual or interim report to stockholders of the Fund, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund in connection therewith by or on behalf of the Distributor.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  J.J.B. Hilliard, W.L. Lyons, Inc., the Investment Adviser of the Registrant ("Hilliard-Lyons"), is an investment banking and securities brokerage firm headquartered in Louisville, Kentucky. Hilliard-Lyons is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc., the New York Stock Exchange, the American Stock Exchange, the AMEX Commodities Exchange, the Midwest Stock Exchange, the Chicago Board Options Exchange and the New York Futures Exchange. It has 113 offices and more than 648 financial consultants doing business in 49 states. Hilliard-Lyons maintains an investment advisory department and is registered under the Investment Advisers Act of 1940. For information as to the business, profession, vocation or employment of a substantial nature of each of the directors and officers of Hilliard-Lyons, reference is made to Part I, Schedule D and Part II, Item 6, Schedule F of Form ADV (revised August 30, 2000) filed on or about August 30, 2000 for Hilliard-Lyons.

                                        Name and Address of Company
Name and Title of Officers of J.J.B.    with which officer or Director
Hilliard, W.L. Lyons, Inc.              is connected                       Capacity
James W. Stuckert                       Royal Gold, Inc.                   Director
Chairman and Chief Executive Officer    1600 Wynkoop Street, Suite 1000
Chief Executive Officer                 Denver, CO 80202

James W. Stuckert                       Thomas Transportation Group, Inc.  Director
                                        3600 Chamberlain Lane, Suite 610
                                        Louisville, KY 40241

James M. Rogers                         None
Executive Vice President,
Chief Operating Officer and Director

James R. Allen                          None
Executive Vice President,
and Director

E. Neal Cory, II                        None
Executive Vice President,
and Director

Paul J. Moretti                         None
Senior Vice President and Chief
Financial Officer

Kenneth L. Wagner                       None
Senior Vice President and Secretary

Ralph S. Michael III                    T.H.E., Inc.                       Director
Director, Chief Executive Officer-      2545 E. 11th Street
Corporate Banking PNC, Executive        Tulsa, OK 74104
Vice President-PNC Financial
Services Group, Inc.

Thomas K. Whitford, Director,           None
Chief Executive Officer-PNC Advisors,
Executive Vice President-PNC
Financial Services Group, Inc.

ITEM 27. PRINCIPAL UNDERWRITERS

  (a) J.J.B. Hilliard, W.L. Lyons Inc. is Registrant's principal underwriter. J.J.B. Hilliard, W.L. Lyons Inc. currently serves as distributor and principal underwriter of Hilliard Lyons Growth Fund, Inc., an open-end non-diversified mutual fund.

  (b) Set forth below is certain information pertaining to the directors and officers of J.J.B. Hilliard, W.L. Lyons Inc., the Registrant's principal underwriter:

                                             POSITION WITH
            NAME AND PRINCIPAL                UNDERWRITER         POSITION WITH
             BUSINESS ADDRESS                (DISTRIBUTOR)         REGISTRANT
            ------------------               -------------        -------------
          James M. Rogers                Executive Vice President,      None
          Hilliard Lyons Center          Chief Operating Officer,
          Louisville, KY 40202           Director
          ---------------------------------------------------------------------
          James R. Allen                 Executive Vice President,      None
          Hilliard Lyons Center          Director, Branch and
          Louisville, KY 40202           Marketing Administration,
                                         Director
          ---------------------------------------------------------------------
          James W. Stuckert              Chief Executive Officer,       None
          Hilliard Lyons Center          Chairman
          Louisville, KY 40202
          ---------------------------------------------------------------------

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------
          E. Neal Cory, II               Executive Vice President,      None
          Hilliard Lyons Center          Director Investment
          Louisville, KY 40202           Management Group, Director
          ---------------------------------------------------------------------
          Paul J. Moretti                Senior Vice President          None
          Hilliard Lyons Center          and Chief Financial
          Louisville, KY 40202           Officer
          ---------------------------------------------------------------------
          Kenneth L. Wagner              Senior Vice President          None
          Hilliard Lyons Center          and Secretary
          Louisville, KY 40202
          ---------------------------------------------------------------------
          Ralph S. Michael III           Director                       None
          One PNC Plaza
          Pittsburgh, PA 15222
          ---------------------------------------------------------------------
          Thomas K. Whitford             Director                       None
          One PNC Plaza
          Pittsburgh, PA 15222
          ---------------------------------------------------------------------

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

  The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are in the possession of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02105 and J.J.B. Hilliard, W.L. Lyons, Inc., Hilliard Lyons Center, Louisville, KY 40202.

ITEM 29. MANAGEMENT SERVICES

  Registrant is not a party to any management related service contract not discussed in Parts A or B of this Form.

ITEM 30. UNDERTAKINGS

  Not Applicable.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT, HILLIARD-LYONS GOVERNMENT FUND, INC., CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485 (b) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON BEHALF OF THE UNDERSIGNED, THERETO DULY AUTHORIZED, IN THE CITY OF LOUISVILLE AND THE STATE OF KENTUCKY ON THE 27/th/ DAY OF NOVEMBER, 2000.

                                          HILLIARD-LYONS GOVERNMENT FUND, INC.


                                          By: /s/    DONALD F. KOHLER
                                             -----------------------------------
                                             Donald F. Kohler, Chairman of the
                                                           Board

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT OF THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN SUCH CAPACITIES AND ON THE DATE INDICATED:


             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----

      /s/ DONALD F. KOHLER           Chairman of the Board          November 27, 2000
------------------------------------  (Principal Executive
          Donald F. Kohler            Officer)



      /s/ J. Henning Hilliard        Director*                      November 27, 2000
------------------------------------
        J. Henning Hilliard


      /s/ J. Robert Shine            Director*                      November 27, 2000
------------------------------------
          J. Robert Shine


      /s/ Samuel G. Miller           Director*                      November 27, 2000
------------------------------------
          Samuel G. Miller


      /s/ Lindy B. Richardson        Director*                      November 27, 2000
------------------------------------
          Lindy B. Richardson



*By: /s/ DONALD F. KOHLER
    --------------------------------
         Donald F. Kohler
         Attorney-in-Fact